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                                                                    Exhibit 23.1


                          Independent Auditors' Consent


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-101601) of CTI Group (Holdings) Inc. and its subsidiaries of our report dated February 7, 2003 relating to the financial statements, which appears in this Annual Report on Form 10-KSB.

/s/ PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Philadelphia, PA

April 14, 2003